Exhibit 10.37

                      SALES CONTRACT OF INDUSTRIAL PRODUCTS
                      -------------------------------------
                                                                   NO.:
                                                               SIGNED AT: Tai'an
                                                            DATE: August 8, 2005

This contract is made and entered into by and between Shandong Haize Nanomaterials Co., Ltd (hereinafter referred to as the Seller) and Zhaoyuan Liao Rubber Products Co., Ltd (hereinafter referred to as the Buyer); whereby the Seller agree to sell and the Buyer agree to buy the commodity mentioned in this contract subject to the terms and conditions stipulated below:

Article 1: Object, Quantity, Price and Date of Delivery

NAME OF COMMODITY: Nanometre Calcium Carbonate

Trademark: Sheng Ke

Specification: 602

Manufacturer: Shandong Haize Nanomaterials

UNIT: ton

QUANTITY: 2,640

UNIT PRICE: RMB 3,950.00 yuan

TOTAL AMOUNT: RMB 10,428,000.00 (ten million, four hundred and twenty-eight thousand) yuan

DATE OF DELIVERY: From August 2005 to August 2006, 220 tons each month

Article 2: QUALITY STANDARD

Be subject to the Q/VLT 050-2000 Enterprise Standard.

Article 3: PACKING STANDARD AND THE PROVISION AND RECOVERY OF PACKINGS: Outer packed with paper bag and inner packed with plastic bag.


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Article  4:  STANDARD  FOR  REASONABLE  WEAR AND TEAR AND  COMPUTING  MODE:  The
quantity shall be based on the quantity accepted and put in the storage by the Buyer.

Article 5: MODE OF TRANSPORAT AND DESTINATION AND COST ALLOCATION: By road; the Seller shall pay the cost.

Article 6: STANDARD, METHOD, and PLACE AND TIME LIMIT OF INSPECTION: Be subject to enterprise standards.

Article 7: METHOD, TIME AND PLACE OF PAYMENT: By bank draft.

Article 8: TERMINATION OF THIS CONTRACT: In case of being unable to perform this Contract under special circumstances.

Article 9: METHOD OF SETTLING THE DISPUTE OVER THE CONTRACT:

IN THE PERFORMING OF THIS CONTRACT, IF ANY DISPUTE ARISES, THE TWO PARTIES SHALL SETTLE IT THROUGH FRIENDLY DISCUSSIONS; THE DISPUTE CAN ALSO BE MEDIATED BY THE LOCAL INDUSTRIAL AND COMMERICAL ADMINISTRATION; IF NO SETTLEMENT COMES FROM THE DISCUSSIONS OR MEDIATATIONS, THE DISPUTE SHALL BE SETTLED BY LAWSUITS THROUGH THE PEOPLE'S COURT.

Article 10: THIS CONTRACT SHALL BECOME EFFECTIVE after having been officially signed by the two parities.

Article 11: MISCELLANEOUS: The contract period is one full year, starting from August, 2005 and ending in August, 2006.


THE SELLER:                                        THE BUYER:
Shandong Haize Nanomaterials Co.,                  Zhaoyuan Liao Rubber Products
Ltd                                                Co.,Ltd

/s/ Ma Zhaowei                                      /s/ Xu Xiaohui
---------------------------------                  -----------------------------
AUTHORISED SIGNATURE                               AUTHORISED SIGNATURE